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                         DELAWARE GROUP EQUITY FUNDS IV

                        DELAWARE DIVERSIFIED GROWTH FUND

                            VOYAGEUR MUTUAL FUNDS III

                           DELAWARE SELECT GROWTH FUND

                                (each, a "Fund")

              Supplement to the current prospectuses of each Fund


The following replaces the section titled "Portfolio managers" under "Who manages the Fund" of each Fund's prospectuses:

     PORTFOLIO MANAGERS
     Jeffrey S. Van Harte has primary responsibility for making day-to-day investment decisions for the Fund. In making investment decisions for the Fund, Mr. Van Harte regularly consults with Christopher J. Bonavico, Daniel J. Prislin and Kenneth F. Broad.

     JEFFREY S. VAN HARTE, Chief Investment Officer - Focus Growth, was most recently a principal and executive vice president at Transamerica Investment Management, LLC. Mr. Van Harte was the lead manager of the Transamerica Large Cap Growth strategy and managed portfolios in that discipline for over 20 years. Before becoming a portfolio manager, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Mr. Van Harte, who also managed institutional separate accounts and sub-advised funds, received his bachelor's degree in finance from California State University at Fullerton and is a CFA charterholder.

     CHRISTOPHER J. BONAVICO, Vice President/Senior Portfolio Manager, was most recently a principal and portfolio manager at Transamerica Investment Management, LLC. Mr. Bonavico also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Mr. Bonavico received his bachelor's degree in economics from the University of Delaware and is a CFA charterholder.

     DANIEL J. PRISLIN, Vice President/Senior Portfolio Manager, was most recently a principal and portfolio manager at Transamerica Investment Management, LLC, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was an assistant portfolio manager with The Franklin Templeton Group. Mr. Prislin received his M.B.A. and bachelor's degree in business administration from the University of California, Berkeley and is a CFA charterholder.

     KENNETH F. BROAD, Vice President/Senior Portfolio Manager, was most recently a principal and portfolio manager at Transamerica Investment Management, LLC, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 2000, Mr. Broad was a portfolio manager with The Franklin Templeton Group and was a consultant in the Business Valuation and Merger & Acquisition Group at KPMG Peat Marwick. Mr. Broad received his M.B.A. form the University of California at Los Angeles and bachelor's degree in economics from Colgate University, and is a CFA charterholder.


This supplement is dated April 15, 2005.